SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                            ________________



                                FORM 8-K


                             CURRENT REPORT



                 Pursuant to Section 13 or 15(d) of the

                    Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported) October 31, 1996.

                  Financial Asset Securitization, Inc.
           (Exact name of registrant as specified in charter)


        Virginia                  0-15483                  52-1526174
 (State or other jurisdiction    (Commission             (IRS Employer
     of incorporation)           File Number)          Identification No.)

12388 Glen Carrie Road, Ashland, Virginia               23005
(Address of principal executive offices)              (Zip Code)

   Registrant's telephone number, including area code (804) 752-6086

_______________________________________________________________________________
     (Former name or former address, if changed since last report.)


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Item 1.  Changes in Control of Registrant.
                  Not Applicable.


Item 2.  Acquisition or Disposition of Assets.
                  Not Applicable.


Item 3.  Bankruptcy or Receivership.
                  Not Applicable.


Item 4.  Changes in Registrant's Certifying Accountant.
                  Not Applicable.


Item 5.  Other Events.

         The Registrant has entered into the following Amendments to Trust Agreements:

         An Amendment to Trust Agreements (the "Amendment") dated as of October 1, 1996, among the Registrant, Norwest Bank Minnesota, N.A., as Master Servicer and The Bank of New York as Trustee, amending the Trust Agreements, each dated as of March 1, 1991 relating to the Registrant's Mortgage Participation Securities Series 1991-3. A copy of the Amendment is included as Exhibit 4.1 hereto.

         An Amendment to Trust Agreements (the "Amendment") dated as of October 1, 1996, among the Registrant, Norwest Bank Minnesota, N.A., as Master Servicer and The Bank of New York as Trustee, amending the Trust Agreements, each dated as of June 1, 1991 relating to the Registrant's
Mortgage Participation Securities Series 1991-8.   A copy of the
Amendment is included as Exhibit 4.2 hereto.

         An Amendment to Trust Agreements (the "Amendment") dated as of October 1, 1996, among the Registrant, Norwest Bank Minnesota, N.A., as Master Servicer and The Bank of New York as Trustee, amending the Trust Agreements, each dated as of August 1, 1991 relating to the Registrant's
Mortgage Participation Securities Series 1991-14.   A copy of the
Amendment is included as Exhibit 4.3 hereto.

         An Amendment to Trust Agreement (the "Amendment"), dated as of October 1, 1996, among the Registrant, Norwest Bank Minnesota, N.A., as Master Servicer, and State Street Bank and Trust Company, as Trustee, amending the Trust Agreement, dated as of September 1, 1991, relating to Registrant's Household Bank Trust Mortgage Participation Securities
Series 1991-1.   A copy of the Amendment is included as Exhibit 4.4
hereto

Item 6.  Resignations of Registrant's Directors.
                  Not Applicable.


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

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
                  Not Applicable.

Item 8.  Change in Fiscal Year.
                  Not Applicable.

Exhibits

         4.1 Copy of the Amendment to Trust Agreements for RMSC Series 1991-3, dated as of October 1, 1996, by and among the Registrant, Norwest Bank Minnesota, N.A., as Master Servicer, and The Bank of New York, as Trustee.

         4.2 Copy of the Amendment to Trust Agreements for RMSC Series 1991-8, dated as of October 1, 1996, by and among the Registrant, Norwest Bank Minnesota, N.A., as Master Servicer, and The Bank of New York, as Trustee.

         4.3 Copy of the Amendment to Trust Agreements for RMSC Series 1991-14, dated as of October 1, 1996, by and among the Registrant, Norwest Bank Minnesota, N.A., as Master Servicer, and The Bank of New York, as Trustee.

         4.4 Copy of the Amendment to Trust Agreement for HBT Trust 1991-1, dated as of October 1, 1996, by and among the Registrant, Norwest Bank Minnesota, as Master
                  Servicer, and State Street Bank and Trust Company as
                  Trustee.







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                               Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 31, 1996                          FINANCIAL ASSET SECURITIZATION, INC.


                                          By:   /s/ Jane M. Johnson
                                          -----------------------------
                                          Name:  Jane M. Johnson
                                          Title:  President


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
                           INDEX TO EXHIBITS

                                                                            Page
4.1   Copy of the Amendment to Trust Agreements for RMSC Series 1991-3,
      dated as of October 1, 1996, by and among the Registrant, Norwest
      Bank Minnesota, N.A., as Master Servicer, and The Bank of New
      York, as Trustee.........................................................6

4.2   Copy of the Amendment to Trust Agreements for RMSC Series 1991-8,
      dated as of October 1, 1996, by and among the Registrant, Norwest
      Bank Minnesota, N.A., as Master Servicer, and The Bank of New
      York, as Trustee........................................................13

4.3   Copy of the Amendment to Trust Agreements for RMSC Series 1991-14,
      dated as of October 1, 1996, by and among the Registrant, Norwest Bank Minnesota, N.A., as Master Servicer, and The Bank of New York, as
      Trustee.................................................................20

4.4   Copy of the Amendment to Trust Agreement for HBT Trust 1991-1,
      dated as of October 1, 1996, by and among the Registrant, Norwest
      Bank Minnesota, as Master Servicer, and State Street Bank and
      Trust Company as Trustee................................................27



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